                                                                  Exhibit 99.16

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-1
              -----------------------------------------------------
                    Monthly Period:                  1/1/02 to
                                                     1/31/02
                    Distribution Date:               2/19/02
                    Transfer Date:                   2/15/02

     Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          -------------------------------------------------------

          1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                            Class A                    $1.61000
                                            Class B                    $1.76111
                                            Excess Collateral Amount   $5.41667

          2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                            Class A                    $1.61000
                                            Class B                    $1.76111
                                            Excess Collateral Amount   $5.41667

       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-1
       Page 2


          3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                      Class A                   $       0.00000
                                      Class B                   $       0.00000
                                      Excess Collateral Amount  $       0.00000

     B.   Information Regarding the Performance of the Trust.
          ---------------------------------------------------

          1. Allocation of Principal Receivables.
             ------------------------------------

             The aggregate amount of Allocations of Principal
             Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                  $108,048,842.59
                                       Class B                  $  9,773,533.49
                                       Excess Collateral Amount $ 12,365,409.78
                                                                ---------------
                                       Total                    $130,187,785.86

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1)The aggregate amount of Allocations of Finance
                 Charge Receivables processed during the
                 Monthly Period which were allocated in respect of the Certificates

                                      Class A                   $ 10,280,249.79
                                      Class B                   $    929,897.66
                                      Excess Collateral Amount  $  1,176,500.38
                                                                ---------------
                                      Total                     $ 12,386,647.83

             (b1)Principal Funding Investment Proceeds (to
                 Class A)                                       $          0.00
             (b2)Withdrawals from Reserve Account (to Class A)  $          0.00
                                                                ---------------
                 Class A Available Funds                        $ 10,280,249.79

             (c1)Principal Funding Investment Proceeds (to
                 Class B)                                       $          0.00
             (c2)Withdrawals from Reserve Account (to Class B)  $          0.00
                 Class B Available Funds                        $    929,897.66

             (d1)Principal Funding Investment Proceeds (to CIA) $          0.00
             (d2)Withdrawals from Reserve Account (to CIA)      $          0.00
                 CIA Available Funds                            $  1,176,500.38

             (e1)Total Principal Funding Investment Proceeds    $          0.00
             (e2)Investment Earnings on deposits to Reserve
                 Account                                        $          0.00

      MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-1
       Page 3


           3.Principal Receivable/Investor Percentages
             -----------------------------------------

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of 01/31/02     $33,888,946,872.30

             (b) Invested Amount as of 01/31/02
                 (Adjusted Class A Invested Amount
                 during Accumulation Period)

                                    Class A                  $   700,000,000.00
                                    Class B                  $    63,253,000.00
                                    Excess Collateral Amount $    80,121,000.00
                                                                 --------------
                                    Total                    $   843,374,000.00

             (c) The Floating Allocation Percentage:

                                    Class A                               2.001%
                                    Class B                               0.181%
                                    Excess Collateral Amount              0.229%
                                                                          -----
                                    Total                                 2.411%

             (d) During the Accumulation Period: The Invested
                 Amount as of ______ (the last day of the Revolving Period)

                                    Class A                  $             0.00
                                    Class B                  $             0.00
                                    Excess Collateral Amount $             0.00
                                                             ------------------
                                    Total                    $             0.00

             (e) The Fixed/Floating Allocation Percentage:

                                    Class A                               2.001%
                                    Class B                               0.181%
                                    Excess Collateral Amount              0.229%
                                                                          -----
                                    Total                                 2.411%

  MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-1
  Page 4


     4. Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period





        (a) 30 - 59 days                                      $  486,376,559.05
        (b) 60 - 89 days                                      $  366,957,289.61
        (c) 90 - 119 days                                     $  294,548,767.81
        (d) 120 - 149 days                                    $  224,948,013.19
        (e) 150 - 179 days                                    $  181,621,089.40
        (f) 180 or more days                                  $            0.00
                                     Total                    $1,554,451,719.06

     5. Monthly Investor Default Amount.
        -------------------------------

        (a) The aggregate amount of all defaulted
            Principal Receivables written off as
            uncollectible during the Monthly Period
            allocable to the Invested Amount (the
            aggregate "Investor Default Amount")




                        Class A                               $    3,333,395.09
                        Class B                               $      301,521.49
                        Excess Collateral Amount              $      381,483.00
                                                              -----------------
                        Total                                 $    4,016,399.58






     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a) The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the Excess Collateral Amount







                        Class A                               $            0.00
                        Class B                               $            0.00
                        Excess Collateral Amount              $            0.00
                                                              -----------------
                        Total                                 $            0.00

       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-1
       Page 5


             (b) The aggregate amount of Class A Investor Charge-
                 Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                    Class A                      $         0.00
                                    Class B                      $         0.00
                                    Excess Collateral Amount     $         0.00
                                                                 --------------
                                    Total                        $         0.00

          7. Investor Servicing Fee
             ----------------------

             (a) The amount of the Investor Monthly Servicing
                 Fee payable by the Trust to the Servicer for the Monthly Period

                                    Class A                      $   875,000.00
                                    Class B                      $    79,066.25
                                    Excess Collateral Amount     $    00,151.25
                                                                 --------------
                                    Total                        $  ,054,217.50

          8. Reallocated Principal Collections
             ---------------------------------

                 The amount of Reallocated Excess Collateral
                 Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                    Class B                      $         0.00
                                    Excess Collateral Amount     $         0.00
                                                                  -------------
                                    Total                        $         0.00

          9. Excess Collateral Amount
             ------------------------

             (a) The amount of the Excess Collateral Amount as
                 of the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be made
                 in respect of the preceding month               $80,121,000.00

          10.The Portfolio Yield
             -------------------

               The Portfolio Yield for the related Monthly
               Period                                                     11.91%

          11.The Base Rate
             -------------

               The Base Rate for the related Monthly Period                4.27%

      MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-1
       Page 6



      C   Information Regarding the Principal Funding Account
          ---------------------------------------------------

            1. Accumulation Period

            (a)Accumulation Period Commencement Date                 04/01/2003

            (b)Accumulation Period Length (months)                           1

            (c)Accumulation Period Factor                                10.79

            (d)Required Accumulation Factor Number                           8

            (e)Controlled Accumulation Amount                  $843,374,000.00

            (f)Minimum Payment Rate (last 12 months)                     12.86%

            2. Principal Funding Account
               -------------------------

               Beginning Balance                               $          0.00
                  Plus:Principal Collections for related
                       Monthly Period from Principal Account              0.00
                  Plus:Interest on Principal Funding Account
                       Balance for related Monthly Period                 0.00

                  Less:Withdrawals to Finance Charge Account              0.00
                  Less:Withdrawals to Distribution Account                0.00
                                                               ---------------
               Ending Balance                                             0.00

            3. Accumulation Shortfall
               ----------------------

                    The Controlled Deposit Amount for the
                    previous Monthly Period                    $          0.00

               Less:The amount deposited into the Principal
                    Funding Account for the Previous
                    Monthly Period                             $          0.00

                    Accumulation Shortfall                     $          0.00
                                                               ---------------
                    Aggregate Accumulation Shortfalls          $          0.00

            4. Principal Funding Investment Shortfall
               --------------------------------------

                    Covered Amount                             $          0.00

               Less:Principal Funding Investment Proceeds      $          0.00
                                                               ---------------
                    Principal Funding Investment Shortfall     $          0.00
                                                               ---------------
      D. Information Regarding the Reserve Account
         -----------------------------------------

MONTHLY CERTIFICATEHOLDERS'STATEMENT                               Series 1998-1
Page 7

            1. Required Reserve Account Analysis
               ---------------------------------
               (a)Required Reserve Account Amount percentage            0.00000%

               (b)Required Reserve Account Amount ($)                     $0.00
                 .5% of Invested Amount or other amount
                  designated by Transferor)

               (c)Required Reserve Account Balance after effect of
                  any transfers on the Related Transfer Date              $0.00

               (d)Reserve Draw Amount transferred to the Finance
                  Charge Account on the Related Transfer Date             $0.00

            2. Reserve Account Investment Proceeds
               -----------------------------------
               Reverse Account Investment Proceeds transferred to the
               Finance Charge Account on the Related Transfer Date        $0.00

            3. Withdrawals from the Reserve Account
               ------------------------------------
               Total withdrawals from the Reserve Account transferred
               to the Finance Charge Account on the related Transfer      $0.00
               Date (1 (d) plus 2 above)

            4. The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related
               Monthly Period                                              7.54%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page







                                      First USA Bank, National Association
                                      as Servicer


                                      By: /s/ Tracie Klein
                                          ----------------
                                          Tracie Klein
                                          First Vice President